Nationwide Life Insurance Company • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VLI Separate Account A

Prospectus supplement dated November 8, 2010 to
NLIC Survivor Options Elite, NLIC Survivor Options Premier, NLAIC Options Premier, and NLAIC Survivor Options Premier prospectus dated May 1, 2008; and
NLIC Options Plus and NLIC Options Premier prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
The Securities and Exchange Commission (the “SEC”) issued a public notice of Nationwide’s application for an Order permitting the substitution of shares of sub-accounts corresponding to the underlying mutual funds in Column A (“Existing Funds”) below with shares of sub-accounts corresponding to the underlying mutual funds in Column B (“Replacement Funds”) below.

Column A Existing Funds	Column B Replacement Funds
American Century Variable Portfolios, Inc. – American Century VP Value Fund: Class I	NVIT – American Century NVIT Multi Cap Value Fund: Class I
Fidelity Variable Insurance Products Fund – VIP Contrafund Portfolio: Initial Class	NVIT – Oppenheimer NVIT Large Cap Growth Fund: Class I
Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares	NVIT – Oppenheimer NVIT Large Cap Growth Fund: Class I
T. Rowe Price Equity Series, Inc. – T. Rowe Price Blue Chip Growth Portfolio: Class II	NVIT – Oppenheimer NVIT Large Cap Growth Fund: Class I
T. Rowe Price Equity Series, Inc. – T. Rowe Price Equity Income Portfolio: Class II	NVIT – American Century NVIT Multi Cap Value Fund: Class I

Nationwide anticipates that the SEC will issue the Order in late November, 2010.  The Exchange Date established for the substitution will be December 10, 2010.

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available investment option in accordance with the contract or policy.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract or policy.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed.  Those redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds.  All contract owners and policyholders affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Funds will no longer be available as investment options in the contract or policy.  Additionally, from the Exchange Date through January 10, 2011, contract owners and policyholders may reallocate amounts that were substituted into the Replacement Funds to any other available investment option without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract or policy.

2.
For contracts issued through Nationwide Life and Annuity Insurance Company only: Please disregard any previous indication that Nationwide Life and Annuity Insurance Company is relying on the exemption provided in Rule 12h-7 under the Securities Exchange Act of 1934 for periodic reporting.